SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)

Filed by the Registrant    /X/
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Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)  Date filed:

[FRANKLIN TEMPLETON LOGO]

                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for Tuesday, March 7, 2000 at 2:00 p.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page
1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[FRNAKLIN TEMPLETON LOGO]

                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Income Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, March 7, 2000 at 2:00 p.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of four Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000; and

3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,


                                        Barbara J. Green
                                        SECRETARY

January 28, 2000

  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.

                                 PROXY STATEMENT

/diamond/ INFORMATION ABOUT VOTING

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on Friday, January 14, 2000 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 28, 2000.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on three proposals:

     1. The election of four nominees to the position of Director;

     2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000; and

     3. The transaction of any other business that may properly come before the Meeting.

     HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

     The Directors unanimously recommend that you vote:

     1. FOR the election of the four nominees;

     2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and

     3. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).

     CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

/diamond/ THE PROPOSALS

     PROPOSAL 1: ELECTION OF DIRECTORS

     HOW ARE NOMINEES SELECTED?

     The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

     WHO ARE THE NOMINEES AND DIRECTORS?

     The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring.

     John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2003 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin Group of Funds/registered trademark/ and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

     Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and a Vice President of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund. There are no family relationships among any of the Directors or nominees for Director.

     Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.

     Listed below, for each nominee and Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds.

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                     FUND SHARES            FRANKLIN
                                                                 BENEFICIALLY OWNED         TEMPLETON
                                                                   AND % OF TOTAL        GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION               OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF           FUND) AS OF
     WITH THE FUND                   YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------   -----------------------------------   --------------------   ------------------
  NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

  JOHN Wm. GALBRAITH      President, Galbraith Properties,              1,371**             3,047,720
  DIRECTOR SINCE 1995     Inc. (personal investment
                          company); Director Emeritus,
                          Gulf West Banks, Inc. (bank
                          holding company) (1995-present);
                          director or trustee, as the case
                          may be, of 18 of the investment
                          companies in the Franklin
                          Templeton Group of Funds; and
                          FORMERLY, Director, Mercantile
                          Bank (1991-1995), Vice
                          Chairman, Templeton,
                          Galbraith & Hansberger Ltd.
                          (1986-1992), and Chairman,
                          Templeton Funds Management,
                          Inc. (1974-1991). Age 78.

  BETTY P. KRAHMER        Director or trustee of various                1,720 **              152,881
  DIRECTOR SINCE 1993     civic associations; director or
                          trustee, as the case may be, of 19
                          of the investment companies in
                          the Franklin Templeton Group
                          of Funds; and FORMERLY,
                          Economic Analyst, U.S.
                          government. Age 70.

                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                                         OWNED IN THE
                                                                    FUND SHARES            FRANKLIN
                                                                BENEFICIALLY OWNED         TEMPLETON
                                                                  AND % OF TOTAL        GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION               OUTSTANDING         (INCLUDING THE
   NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF           FUND) AS OF
     WITH THE FUND                  YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
----------------------   -----------------------------------   --------------------   ------------------
  GORDON S. MACKLIN      Director, Martek Biosciences                   5,000**               443,627
  DIRECTOR SINCE 1993    Corporation, MCI WorldCom,
                         Inc. (information services),
                         MedImmune, Inc.
                         (biotechnology), Overstock.com
                         (internet services), White
                         Mountains Insurance Group, Ltd.
                         (holding company) and
                         Spacehab, Inc. (aerospace
                         services); director or trustee, as
                         the case may be, of 47 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds; and FORMERLY, Chairman,
                         White River Corporation
                         (financial services) and
                         Hambrecht & Quist Group
                         (investment banking) and
                         President, National Association
                         of Securities Dealers, Inc.
                         Age 71.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                      FUND SHARES            FRANKLIN
                                                                  BENEFICIALLY OWNED         TEMPLETON
                                                                    AND % OF TOTAL        GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION                OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                 SHARES AS OF           FUND) AS OF
     WITH THE FUND                    YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------   ------------------------------------   --------------------   ------------------
  FRED R. MILLSAPS        Manager of personal investments                   0                 261,803
  DIRECTOR SINCE 1993     (1978-present); director of
                          various business and nonprofit
                          organizations; director or trustee,
                          as the case may be, of 20 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Chairman
                          and Chief Executive Officer,
                          Landmark Banking Corporation
                          (1969-1978), Financial Vice
                          President, Florida Power and
                          Light (1965-1969), and Vice
                          President, Federal Reserve Bank
                          of Atlanta (1958-1965). Age 70.

  DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

  HARRIS J. ASHTON        Director, RBC Holdings, Inc.                    500**             1,509,048
  DIRECTOR SINCE 1993     (bank holding company) and
                          Bar-S Foods (meat packing
                          company); director or trustee, as
                          the case may be, of 47 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, President,
                          Chief Executive Officer and
                          Chairman of the Board, General
                          Host Corporation (nursery and
                          craft centers) (until 1998).
                          Age 67.

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                     FUND SHARES            FRANKLIN
                                                                 BENEFICIALLY OWNED         TEMPLETON
                                                                   AND % OF TOTAL        GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION               OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF           FUND) AS OF
     WITH THE FUND                   YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------   -----------------------------------   --------------------   ------------------
  NICHOLAS F. BRADY*      Chairman, Templeton Emerging                 1,000 **                57,649
  DIRECTOR SINCE 1993     Markets Investment Trust PLC,
                          Templeton Latin America
                          Investment Trust PLC, Darby
                          Overseas Investments, Ltd. and
                          Darby Emerging Markets
                          Investments LDC (investment
                          firms) (1994-present); Director,
                          Templeton Global Strategy
                          Funds, Amerada Hess
                          Corporation (exploration and
                          refining of oil and gas), C2, Inc.
                          (operating and investment
                          business), and H.J. Heinz
                          Company (processed foods and
                          allied products); director or
                          trustee, as the case may be, of 19
                          of the investment companies in
                          the Franklin Templeton Group
                          of Funds; and FORMERLY, Secretary
                          of the United States Department
                          of the Treasury (1988-1993),
                          Chairman of the Board, Dillon,
                          Read & Co., Inc. (investment
                          banking) (until 1988), and
                          United States Senator, New
                          Jersey (April 1982-December
                          1982). Age 69.

  S. JOSEPH FORTUNATO     Member of the law firm of                       100**               583,059
  DIRECTOR SINCE 1993     Pitney, Hardin, Kipp & Szuch;
                          and director or trustee, as the
                          case may be, of 49 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds. Age 67.

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                     FUND SHARES            FRANKLIN
                                                                 BENEFICIALLY OWNED         TEMPLETON
                                                                   AND % OF TOTAL        GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION                OUTSTANDING         (INCLUDING THE
   NAME AND OFFICES                DURING PAST FIVE                 SHARES AS OF           FUND) AS OF
     WITH THE FUND                   YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
----------------------   ------------------------------------   --------------------   ------------------
  EDITH E. HOLIDAY       Director, Amerada Hess                           100**                 7,775
  DIRECTOR SINCE 1996    Corporation (exploration and
                         refining of oil and gas) (1993-
                         present), Hercules Incorporated
                         (chemicals, fibers and resins)
                         (1993-present), Beverly
                         Enterprises, Inc. (health care)
                         (1995-present), H.J. Heinz
                         Company (processed foods and
                         allied products) (1994-present);
                         and RTI International Metals,
                         Inc. (manufacture and
                         distribution of titanium) (July
                         1999-present); director or trustee,
                         as the case may be, of 24 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds; and FORMERLY, Assistant to
                         the President of the United
                         States and Secretary of the
                         Cabinet (1990-1993), General
                         Counsel to the United States
                         Treasury Department (1989-
                         1990), and Counselor to the
                         Secretary and Assistant Secretary
                         for Public Affairs and Public
                         Liaison - United States Treasury
                         Department (1988-1989). Age 47.

                                                                                                   SHARES
                                                                                                BENEFICIALLY
                                                                                                OWNED IN THE
                                                                           FUND SHARES            FRANKLIN
                                                                       BENEFICIALLY OWNED         TEMPLETON
                                                                         AND % OF TOTAL        GROUP OF FUNDS
                                        PRINCIPAL OCCUPATION               OUTSTANDING         (INCLUDING THE
       NAME AND OFFICES                   DURING PAST FIVE                SHARES AS OF           FUND) AS OF
        WITH THE FUND                      YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------------   -----------------------------------   --------------------   ------------------
  CONSTANTINE D.                Physician, Lyford Cay Hospital                  0                   91,220
  TSERETOPOULOS                 (1987-present); director of
  DIRECTOR SINCE 1999           various nonprofit organizations;
                                director or trustee, as the case
                                may be, of 11 of the investment
                                companies in the Franklin
                                Templeton Group of Funds; and
                                FORMERLY, Cardiology Fellow,
                                University of Maryland (1985-
                                1987) and Internal Medicine
                                Intern, Greater Baltimore
                                Medical Center (1982-1985).
                                Age 45.

  DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

  HARMON E. BURNS*              Vice Chairman, Member - Office                  0                  731,593
  DIRECTOR SINCE 1993 AND       of the Chairman and Director,
  VICE PRESIDENT SINCE 1996     Franklin Resources, Inc.;
                                Executive Vice President and
                                Director, Franklin Templeton
                                Distributors, Inc. and Franklin
                                Templeton Services, Inc.;
                                Executive Vice President,
                                Franklin Advisers, Inc.; Director,
                                Franklin Investment Advisory
                                Services, Inc. and Franklin/
                                Templeton Investor Services,
                                Inc.; and officer and/or director
                                or trustee, as the case may be, of
                                most of the other subsidiaries of
                                Franklin Resources, Inc. and of
                                51 of the investment companies
                                in the Franklin Templeton Group
                                of Funds. Age 54.

                                                                                              SHARES
                                                                                           BENEFICIALLY
                                                                                           OWNED IN THE
                                                                      FUND SHARES            FRANKLIN
                                                                  BENEFICIALLY OWNED         TEMPLETON
                                                                    AND % OF TOTAL        GROUP OF FUNDS
                                   PRINCIPAL OCCUPATION               OUTSTANDING         (INCLUDING THE
    NAME AND OFFICES                 DURING PAST FIVE                SHARES AS OF           FUND) AS OF
      WITH THE FUND                   YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
------------------------   -----------------------------------   --------------------   ------------------
  FRANK J. CROTHERS        Chairman, Caribbean Electric                     0                   6,696
  DIRECTOR SINCE 1999      Utility Services Corporation and
                           Atlantic Equipment & Power
                           Ltd.; Vice Chairman, Caribbean
                           Utilities Co., Ltd.; President,
                           Provo Power Corporation;
                           director of various other business
                           and non-profit organizations; and
                           director or trustee, as the case
                           may be, of 11 of the investment
                           companies in the Franklin
                           Templeton Group of Funds.
                           Age 55.

  ANDREW H. HINES, JR.     Consultant, Triangle Consulting              1,124**               49,727
  DIRECTOR SINCE 1993      Group; Executive-in-Residence,
                           Eckerd College (1991-present);
                           director or trustee, as the case
                           may be, of 20 of the investment
                           companies in the Franklin
                           Templeton Group of Funds; and
                           FORMERLY, Chairman and Director,
                           Precise Power Corporation
                           (1990-1997), Director, Checkers
                           Drive-In Restaurant, Inc.
                           (1994-1997), and Chairman of
                           the Board and Chief Executive
                           Officer, Florida Progress
                           Corporation (holding company in
                           the energy area) (1982-1990),
                           and director of various of its
                           subsidiaries. Age 77.

                                                                                                  SHARES
                                                                                               BENEFICIALLY
                                                                                               OWNED IN THE
                                                                          FUND SHARES            FRANKLIN
                                                                      BENEFICIALLY OWNED         TEMPLETON
                                                                        AND % OF TOTAL        GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION               OUTSTANDING         (INCLUDING THE
      NAME AND OFFICES                   DURING PAST FIVE                SHARES AS OF           FUND) AS OF
        WITH THE FUND                     YEARS AND AGE                DECEMBER 31, 1999     DECEMBER 31, 1999
----------------------------   -----------------------------------   --------------------   ------------------
  CHARLES B. JOHNSON*          Chairman of the Board, Chief                  1,000**            22,129,667
  CHAIRMAN SINCE 1995 AND      Executive Officer, Member -
  VICE PRESIDENT SINCE 1993    Office of the Chairman and
                               Director, Franklin Resources,
                               Inc.; Chairman of the Board and
                               Director, Franklin Advisers, Inc.
                               and Franklin Investment
                               Advisory Services, Inc.; Vice
                               President, Franklin Templeton
                               Distributors, Inc.; Director,
                               Franklin/Templeton Investor
                               Services, Inc. and Franklin
                               Templeton Services, Inc.; officer
                               and/or director or trustee, as the
                               case may be, of most of the
                               other subsidiaries of Franklin
                               Resources, Inc. and of 48 of the
                               investment companies in the
                               Franklin Templeton Group of
                               Funds. Age 67.

 ------------------------
   * Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are
     "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Mr. Burns is an interested person due to his employment affiliation with Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
  ** Less than 1%.

     HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

     The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Investment Counsel, Inc., the Fund's investment manager (the "Investment Manager"), through its Templeton Global Bond Managers division, and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

     During the fiscal year ended August 31, 1999, there were five meetings of the Board, four meetings of the Audit Committee, and three meetings of the Nominating and Compensation Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

     Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                        AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                                      COMPENSATION         FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
         NAME OF DIRECTOR            FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
---------------------------------   ----------------   ----------------------------------   ------------------------
   Harris J. Ashton                      $4,000                        47                            $363,165
   Nicholas F. Brady                      4,000                        19                             138,700
   Frank J. Crothers                      1,639                        11                              72,400
   S. Joseph Fortunato                    4,000                        49                             363,238
   John Wm. Galbraith                     4,095                        18                             144,200
   Andrew H. Hines, Jr.                   4,093                        20                             203,700
   Edith E. Holiday                       4,000                        24                             237,265
   Betty P. Krahmer                       4,000                        19                             138,700
   Gordon S. Macklin                      4,000                        47                             363,165
   Fred R. Millsaps                       4,088                        20                             201,700
   Constantine D. Tseretopoulos           1,620                        11                              70,400

 ------------------------
   * Compensation received for the fiscal year ended August 31, 1999.
  ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.
 *** For the calendar year ended December 31, 1999.

     The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

     Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

     WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

      NAME AND OFFICES                    PRINCIPAL OCCUPATION
        WITH THE FUND                DURING PAST FIVE YEARS AND AGE
----------------------------   -----------------------------------------
  CHARLES B. JOHNSON           See Proposal 1, "Election of Directors."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1993

       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
-----------------------------   ---------------------------------------------------------------
  GREGORY E. McGOWAN            Director and Executive Vice President, Templeton Investment
  PRESIDENT SINCE 1996          Counsel, Inc.; Executive Vice President - International
                                Development, Chief International General Counsel and
                                Director, Templeton Worldwide, Inc.; Executive Vice
                                President, Director and General Counsel, Templeton
                                International, Inc.; Executive Vice President and Secretary,
                                Templeton Global Advisors Limited; officer of certain
                                off-shore Templeton funds; officer of four of the investment companies in the Franklin Templeton Group of Funds; and
                                FORMERLY, Senior Attorney, U.S. Securities and Exchange
                                Commission. Age 50.

  SAMUEL J. FORESTER, JR.       Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1996     President and Director, Templeton Global Income Portfolio
                                Ltd.; Director, Closed Joint-Stock Company Templeton and
                                Templeton Trust Services Pvt. Ltd.; officer of 10 of the
                                investment companies in the Franklin Templeton Group of
                                Funds; and FORMERLY, President, Templeton Global Bond
                                Managers, a division of Templeton Investment Counsel, Inc.,
                                Founder and Partner, Forester, Hairston Investment
                                Management, Inc. (1989-1990), Managing Director (Mid-East
                                Region), Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-
                                1988), and Advisor for Saudi Arabian Monetary Agency
                                (1982-1987). Age 51.

  RUPERT H. JOHNSON, JR.        Vice Chairman, Member - Office of the Chairman and
  VICE PRESIDENT SINCE 1996     Director, Franklin Resources, Inc.; Executive Vice President
                                and Director, Franklin Templeton Distributors, Inc.; Director,
                                Franklin Advisers, Inc. and Franklin Investment Advisory
                                Services, Inc.; Senior Vice President, Franklin Advisory
                                Services, LLC; Director, Franklin/Templeton Investor
                                Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                Resources, Inc. and of 51 of the investment companies in the
                                Franklin Templeton Group of Funds. Age 59.

  HARMON E. BURNS               See Proposal 1, "Election of Directors."
  DIRECTOR SINCE 1993 AND
  VICE PRESIDENT SINCE 1996

       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
-----------------------------   ----------------------------------------------------------------
  CHARLES E. JOHNSON            President, Member - Office of the President and Director,
  VICE PRESIDENT SINCE 1996     Franklin Resources, Inc.; Senior Vice President, Franklin
                                Templeton Distributors, Inc.; President and Director,
                                Templeton Worldwide, Inc.; Chairman and Director,
                                Templeton Investment Counsel, Inc.; President, Franklin
                                Advisers, Inc. and Franklin Investment Advisory Services,
                                Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 43.

  MARK G. HOLOWESKO             President, Templeton Global Advisors Limited; Chief
  VICE PRESIDENT SINCE 1993     Investment Officer, Global Equity Group; Executive Vice
                                President and Director, Templeton Worldwide, Inc.; officer of
                                19 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Investment Administrator,
                                RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                Age 39.

  MARTIN L. FLANAGAN            President, Member - Office of the President, Franklin
  VICE PRESIDENT SINCE 1993     Resources, Inc.; President and Director, Franklin Templeton
                                Services, Inc.; Executive Vice President, Chief Financial
                                Officer and Director, Templeton Worldwide, Inc.; Executive
                                Vice President, Chief Operating Officer and Director,
                                Templeton Investment Counsel, Inc.; Executive Vice
                                President and Chief Financial Officer, Franklin Advisers, Inc.;
                                officer and/or director of a number of other subsidiaries of
                                Franklin Resources, Inc.; and officer and/or director or
                                trustee, as the case may be, of 51 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 39.

  JOHN R. KAY                   Vice President, Templeton Worldwide, Inc.; Assistant Vice
  VICE PRESIDENT SINCE 1994     President, Franklin Templeton Distributors, Inc.; officer of 24 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Vice President and Controller,
                                Keystone Group, Inc. Age 59.

        NAME AND OFFICES                                 PRINCIPAL OCCUPATION
          WITH THE FUND                             DURING PAST FIVE YEARS AND AGE
--------------------------------   ----------------------------------------------------------------
  ELIZABETH M. KNOBLOCK            General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT -- COMPLIANCE     Templeton Investment Counsel, Inc.; Senior Vice President,
  SINCE 1996                       Templeton Global Investors, Inc.; officer of 23 of the
                                   investment companies in the Franklin Templeton Group of
                                   Funds; and FORMERLY, Vice President and Associate General
                                   Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                   General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                   and Associate General Counsel, Shearson Lehman Hutton
                                   Inc. (1988), Vice President and Assistant General Counsel,
                                   E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel,
                                   Division of Investment Management, U.S. Securities and
                                   Exchange Commission (1984-1986). Age 44.

  BARBARA J. GREEN                 Vice President and Deputy General Counsel, Franklin
  SECRETARY SINCE 1996             Resources, Inc.; Senior Vice President, Templeton Worldwide,
                                   Inc. and Templeton Global Investors, Inc.; officer of 46 of the investment companies in the Franklin Templeton Group of
                                   Funds; and FORMERLY, Deputy Director, Division of Investment
                                   Management, Executive Assistant and Senior Advisor to the
                                   Chairman, Counselor to the Chairman, Special Counsel and
                                   Attorney Fellow, U.S. Securities and Exchange Commission
                                   (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk,
                                   U.S. District Court (District of Massachusetts). Age 52.

  JAMES R. BAIO                    Certified Public Accountant; Senior Vice President,
  TREASURER SINCE 1994             Templeton Worldwide, Inc., Templeton Global Investors, Inc.
                                   and Templeton Funds Trust Company; officer of 20 of the
                                   investment companies in the Franklin Templeton Group of
                                   Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                                   (certified public accountants) (1977-1989). Age 45.

     PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

     HOW ARE INDEPENDENT AUDITORS SELECTED?

     The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

     WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

     Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 1999, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

     McGladrey & Pullen, LLP resigned as auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors from the Fund's inception through the fiscal year ended August 31, 1998. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following the acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements became associated with PricewaterhouseCoopers LLP.

     Neither the firms of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP nor any of their members have any material direct or indirect financial interest in the Fund.

     Representatives of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     PROPOSAL 3: OTHER BUSINESS

     The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before November 27, 1999, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

/diamond/ INFORMATION ABOUT THE FUND

     THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Centre, 500 East Broward Boulevard, Suite 2100, Ft. Lauderdale, Florida 33394-3091, through its Templeton Global Bond Managers division. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

     THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

     THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

     THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

     THE SHAREHOLDER SERVICING AGENT. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), 1285 Avenue of the Americas, 12th Floor, New York, New York 10019, an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement, PaineWebber provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

     OTHER MATTERS. The Fund's last audited financial statements and annual report, dated August 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     As of January 14, 2000, the Fund had 47,605,757 shares outstanding and total net assets of $570,731,596. The Fund's shares are listed on the NYSE (symbol: TEI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 14, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

     In addition, to the knowledge of the Fund's management, as of January 14, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

/diamond/ FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS' MEETING

     SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

     VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

     SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meetings of shareholders of Templeton Global Income Fund, Inc., Templeton Global Governments Income Trust, Templeton China World Fund, Inc., and Templeton Emerging Markets Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

     ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

     SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in February 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than September 30, 2000 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by December 14, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Directors,


                                      Barbara J. Green
                                      SECRETARY

     January 28, 2000

                                                               TLTEI PROXY 1/00

                  TEMPLETON EMERGING MARKETS INCOME FUND, INC.
                  ANNUAL MEETING OF SHAREHOLDERS, MARCH 7, 2000

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Income Fund, Inc. (the" Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 2:00 p.m., Eastern time, on the 7th day of March 2000, including any adjournments thereof, upon matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                Please mark your ballot as
                                                indicated in this example [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

Proposal 1 - Election of Directors.


     FOR all nominees               WITHHOLD          Nominees: John Wm. Galbraith, Betty P. Krahmer,
    listed (except as              AUTHORITY          Gordon S. Macklin and Fred R. Millsaps.
   marked to the right)         to vote for all
                                nominees listed

        [   ]                      [  ]               To withhold authority to
                                                      vote for any individual
                                                      nominee, write that
                                                      nominee's name on the line
                                                      below.

                                                      ------------------------------------------------------------


Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending August 31, 2000.

                        FOR               AGAINST             ABSTAIN
                        [ ]                 [  ]                [  ]


Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters that may properly come before the Meeting or any adjournments thereof.

                       FOR               AGAINST             ABSTAIN
                       [ ]                 [ ]                 [ ]



I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2000
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE